FFA-P1 01/25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED JANUARY 15, 2025
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2024, OF
FRANKLIN ALLOCATION VIP FUND (THE “FUND”)

Effective December 12, 2024, the Prospectus and SAI of the Fund are amended as follows:

I.  The following replaces the information for Franklin Templeton Institutional, LLC in the sub-advisor table in the “Fund Details – Franklin Allocation VIP Fund – Management” section of the Prospectus:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Franklin Templeton Institutional, LLC	Franklin U.S. Core Bond Franklin International Growth Franklin Investment Grade Corporate Franklin U.S. Treasury Securities	280 Park Avenue, New York, New York 10017

II.  The following is added to the first table under the “Name of sub-advisors, annual fee rates and fees paid over the last three fiscal years” section in the “Management and Other Services – Investment Managers and Services Provided” section of the SAI:

Strategy Sleeve	Sub-Advisor	Sub-advisory Fee Rate
Franklin U.S. Treasury Securities	FT Institutional	0.03%
Franklin U.S. Core Bond	FT Institutional	0.04%

Please retain this supplement for future reference.